UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C. 20549
                             _________

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  March 3, 2005

                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware              1-8462                      16-1194720
--------              ------                      ----------
(State  or other      (Commission File Number)    (IRS Employer
jurisdiction                                      Identification Number)
of Incorporation)



            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)

Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------

                                N/A
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written  communications  pursuant  to  Rule  425  under  the
 --   Securities Act (17 CFR 230.425)

      Soliciting  material  pursuant  to  Rule  14a-12  under  the
 --    Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule  14d-2(b)
 --   under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule  13e-4(c)
 --   under the Exchange Act (17 CFR 240.13e-4(c))

     Item  1.01.      Entry Into A Material Definitive Agreement
                      ------------------------------------------

     (1)  On March 3, 2005 the Compensation Committee of Graham
     Corporation's Board of Directors and the Board of Directors approved increased annual base salary for three of the Company's named executive officers, as follows:

     Officer and Title                                 Salary
     -----------------                                 ------
     J. Ronald Hansen                                  $165,000
     Vice President - Finance and Administration
     and Chief Financial Officer

     James R. Lines                                    $163,000
     Vice President and General Manager - Batavia

     Stephen P. Northrup                               $155,125
     Vice President and Chief Technology Officer

     (2) On March 3, 2005 the Compensation Committee of Graham Corporation's Board of Directors and the Board of Directors amended the Graham Corporation Outside Directors' Long Term
     Incentive Plan ("Plan").   The Plan credits Outside
     Directors, defined as Directors who are not employees of the Company, with Share Equivalent Units ("SEUs") for five fiscal years during the term of such a director's service, subject to the Company's attainment of certain performance objectives. Upon termination of an Outside Director's service, the Director may redeem each SEU for 1 share of Graham Corporation common stock or, alternatively and subject to the discretion of the Company, for the cash equivalent at the closing price of the stock on the American Stock Exchange on the date of termination of service, subject to certain limitations.

          Amendments approved on March 3, 2005: (a) change the event triggering a grant of SEUs from attaining $500,000 in consolidated net income for the fiscal year to attaining budgeted consolidated net income for the fiscal year; and (b) provide that the cash redemption value of each SEU upon termination of service shall be the closing market price on the date of termination of service, subject to a limitation to the greater of either (i) the closing market price on the date the SEU was granted, or (ii) sixteen dollars ($16.00) per SEU.

          A copy of the amended Plan is filed herewith as Exhibit
     10.1.

     (c)   Exhibits

     Exhibit Number           Description of Exhibits
     --------------           -----------------------

     10.1                     Graham Corporation Outside Directors' Long
                              Term Incentive Plan



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)



Date:  March 8, 2005            By /s/ J. Ronald Hansen
                                   __________________________
                                   J. Ronald Hansen
                                   Vice President - Finance
                                   & Administration and
                                   Chief Financial Officer

                              EXHIBIT INDEX

     Exhibit Number           Description of Exhibits
     --------------           -----------------------

     10.1                     Graham Corporation Outside Directors' Long
                              Term Incentive Plan
